SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 9, 1999



                          COMPAQ COMPUTER CORPORATION

            (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     1-9026                  76-0011617
          --------                     ------                  ----------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)


                    20555 SH 249
                   HOUSTON, TEXAS                         77070
                   --------------                         -----
     (Address of Principal Executive Offices)          (Zip Code)


                                (281) 370-0670
                                --------------
            (Registrant's telephone number, including area code)



        (Former Name or Former Address, if Changed Since Last Report)





      ITEM  5.    OTHER EVENTS.

      In  a  release  dated  April 9, 1999, Compaq Computer Corporation (NYSE:
CPQ) announced that based upon a $9.4 billion revenue estimate and a less than favorable sales mix, the Company now expects to report a profit of approximately $.15 per share for the quarter ended March 31, 1999.

      ITEM  7.    EXHIBITS.

      Exhibit  99          News  Release  dated  April  9,  1999  is attached.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 1999

                                            COMPAQ  COMPUTER  CORPORATION



                                            By:  /s/ Linda S. Auwers
                                               -----------------------
                                               Linda S. Auwers
                                               Vice President,
                                               Associate General Counsel and
                                               Assistant Secretary